Homestead Funds, Inc.
Nasdaq-100 Index Tracking StockSM Fund

Supplement Dated September 19, 2008
To The Prospectus Dated May 1, 2008

This supplement describes anticipated changes to the investment structure of the Nasdaq-100 Index Tracking StockSM Fund.  Please read this supplement carefully and keep it with your prospectus for future reference.  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203.

Proposed Change of the Investment Structure of the Nasdaq-100 Index Tracking StockSM Fund

The Board of Trustees of Homestead Funds (the “Board”) on September 18, 2008, approved the following changes in the investment structure of the Nasdaq-100 Index Tracking StockSM Fund (the “Fund”) for submission to the shareholders of the Fund for their consideration and approval:

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Change from a passively managed index fund to an actively managed fund.  Currently, the Fund’s investment objective is to match as closely as possible, before Fund expenses, the performance of the Nasdaq-100 Index®.  As an actively managed fund, the Fund will no longer seek to match the performance of the Index, but instead will seek to provide long-term capital appreciation through investments of common stocks of growth companies.

•	Renaming the Fund. In connection with the change in investment objective the Fund will be renamed the Growth Fund.

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Use of a Subadviser.  The Fund will be subadvised by T. Rowe Price Associates (“T. Rowe Price”).  As subadviser, T. Rowe Price will select, buy and sell securities for the Fund in accordance with the Fund’s investment objective and policies under the supervision of RE Advisers Corporation (“RE Advisers”) and the Board.  T. Rowe Price, a global investment management firm, has its principal place of business at 100 East Pratt Street, Baltimore, MD  21202.  RE Advisers will continue to serve as the investment manager of the Fund.

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Elimination of current policies.  The Fund’s current investment policy to invest at least 80% of its total assets in normal circumstances in stocks in the Index and in Index tracking stocks will be eliminated.

In connection with the change to an actively managed fund, the management fee rate that the Fund pays to RE Advisers will increase from 0.25% to 0.65%.  In addition, shareholders will be asked to approve an amended investment management agreement between RE Advisers and the Fund, a new subadvisory agreement between RE Advisers and T. Rowe Price and a manager of managers arrangement whereby the Board, assuming certain regulatory approval is obtained, will have the ability under certain conditions to replace the sub-adviser of the Fund without shareholder approval.

Shareholders who own shares of the Fund on October 3, 2008 will receive proxy materials describing the proposed change of the investment structure of the Fund in greater detail. The special shareholder meeting to consider and vote upon these proposed changes is anticipated to take place on November 18, 2008, and, if approved by shareholders, the changes to the structure and management of the Fund will take place in December, 2008.

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This Supplement and the existing Prospectus dated May 1, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2008, have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at toll-free (800) 258-3030.